ACQUISITION OF CMAC (CMAC)	12 Months Ended
Dec. 31, 2011
CMAC
Business Acquisition [Line Items]
ACQUISITION OF CMAC
NOTE 3 – ACQUISITION OF CMAC

On December 31, 2010, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), the Company acquired all of the issued and outstanding shares of CMAC, a logistics consulting and systems integration provider focused on delivering operational and technical supply chain solutions, headquartered in Alpharetta, Georgia.  CMAC offers complementary professional services in similar markets as DecisionPoint, and as such, the acquisition is expected to provide more professional services and software revenue to the Company, consistent with the Company’s long term plan.  In addition, CMAC's strong presence in the southeast expands DecisionPoint’s presence in this important and growing region of the United States.

The purchase price of $3,150,000 consisted of $2,205,000 in cash and 452,097 unregistered shares of the Company's common stock, valued at $945,000.  The shares were issued on December 31, 2010, and the cash portion of the purchase price is included in accrued expenses and other current liabilities on the accompanying consolidated balance sheet as of December 31, 2010.  The cash was transferred on January 3, 2011.  The transaction was accounted for using the purchase method of accounting and the operating results for CMAC have been consolidated into the Company’s results of operations beginning on January 1, 2011. The Company acquired gross accounts receivable of $1,651,845 with an allowance for doubtful accounts of $30,000 resulting in a fair value of $1,621,845.

The purchase price was allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair market values on the acquisition date.  The following table summarizes the fair value of the CMAC assets acquired and liabilities assumed:

Cash	$185,865
Accounts receivable	1,621,845
Intangible assets	2,729,000
Goodwill	648,201
Other assets	101,157

Total assets	5,286,068

Accounts payable and other liabilities	(2,136,068)
$3,150,000

The fair value of the intangible assets and the estimated useful lives over which they are being amortized are:

	Fair Value	Estimated Useful life

Customer relationships	$1,670,000	9 years
Contractor and resume databases	675,000	5 years
Tradename	310,000	5 years
Internal use software	74,000	2 years

	$2,729,000

The transaction resulted in a purchase price allocation of $648,201 to goodwill, representing the financial, strategic and operational value of the transaction to DecisionPoint.  Goodwill is attributed to the premium that the Company was willing to pay to obtain the value of the CMAC business and the synergies created with the integration of key components of a commercial infrastructure.  The total amount of the goodwill acquired is deductible for tax purposes.

Pro Forma Financial Information:

The following table summarizes the Company’s unaudited consolidated results of operations for the year ended December 31, 2010 as if the CMAC acquisition had occurred on January 1, 2010 (000’s except per share data):

Net sales	$66,492
Net loss	$(2,260)

Net loss per share - basic and diluted	$(0.58)

Included in the pro forma consolidated results of operations for the year ended December 31, 2010 are the following significant items: (i) amortization of intangible assets of $579,000 (ii) depreciation of fixed assets acquired of $19,000 and (iii) a net decrease in interest expense of $105,000.

The unaudited pro forma financial information is not intended to represent or be indicative of the Company’s consolidated results of operations that would have been reported had the CMAC acquisition been completed as of the beginning of the period presented, nor should it be taken as indicative of the Company’s future consolidated results of operations.